UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

         Date of Report (Date of earliest event reported): July 19, 2005


                         East Penn Financial Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-50330                          65-1172823
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(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

731 Chestnut Street, P.O. Box 869, Emmaus, Pennsylvania            18049
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(Address of principal executive offices)                         (Zip Code)

                                 (610) 965-5959
                        -------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                         EAST PENN FINANCIAL CORPORATION

                           CURRENT REPORT ON FORM 8-K

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 19, 2005, East Penn Financial Corporation ("Corporation") issued a press release discussing its second quarter results. Attached hereto as Exhibit 99.1 is a copy of the Corporation's press release dated July 19, 2005.

The information provided in this Current Report on Form 8-K, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number        Description
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99.1                  Press Release dated July 19, 2005

















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 EAST PENN FINANCIAL CORPORATION
                                                 (Registrant)


Dated: July 19, 2005                             /s/ Brent L. Peters
                                                 ------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer









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                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                     MANUALLY
                                                                     SIGNED
EXHIBIT NO.                                                          ORIGINAL
-----------                                                          --------

   99.1         Press release, dated July 19, 2005,                      5
                of East Penn Financial Corporation.